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                                                                    EXHIBIT 10.1


                              STOCK BONUS AGREEMENT

         This Stock Bonus Agreement is entered into as of May 1, 1998 between PIA Merchandising Services, Inc., a Delaware corporation (the "Company"), and Richard McClure (the "Shareholder") as follows:

         1. The Company hereby issues to the Shareholder, as a stock bonus, 21,335 shares of Common Stock of the Company (such shares being herein referred to as the "Shares"), as full and complete consideration for services previously rendered to the Company by Shareholder and not otherwise previously compensated.

         2. The Shareholder hereby accepts the Shares and represents and warrants to the Company that the Shareholder is acquiring all of the Shares for the Shareholder's own account and not with a view to or for sale in connection with any distribution of the Shares. The Shareholder specifically represents that the entire legal and beneficial interest in the Shares is being acquired for, and will be held for, the Shareholder's account only and not for the account of, or otherwise on behalf of, any other person.

         3. The Shareholder acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), on the basis that the acquisition of the Shares does not involve a public offering. The Shareholder acknowledges that the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Company acknowledges that it has agreed to promptly register the Shares under the Act pursuant to a Registration Statement on Form S-8.

         4. The Shareholder agrees not to make any disposition of any interest in all or any part of the Shares unless and until:

            (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

            (b) (i) The Shareholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Shareholder shall have furnished the Company with an opinion of counsel for the Shareholder to the effect that such disposition will not require registration of such Shares under the Act, and (iii) such opinion of counsel for the Shareholder shall have been concurred in by the Company's counsel and the Company shall have advised the Shareholder of such concurrence.



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         5. The Shareholder understands and agrees that all certificates evidencing the Shares to be issued to the Shareholder shall bear a legend describing the above restrictions on transfer.

         IN WITNESS WHEREOF, the undersigned have executed this Stock Bonus Agreement as of the date first set forth above.


                                       PIA MERCHANDISING SERVICES, INC.


                                       By: /s/ Terry R. Peets
                                           -------------------------------------
                                           Terry R. Peets
                                           President and Chief Executive Officer


                                           /s/ Richard McClure
                                           -------------------------------------
                                           Richard McClure


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